UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 12, 2013, we and our wholly owned subsidiary Molina Center, LLC (“Molina Center”) entered into an Agreement of Purchase and Sale (the “Purchase Agreement”) with AG Net Lease Acquisition Corp. (“AGNL”), the dedicated net lease group of Angelo, Gordon & Co, conveying our principal executive offices in Long Beach, California as well as an office building in Columbus, Ohio that houses the principal health plan operations of our wholly owned subsidiary, Molina Healthcare of Ohio, Inc. (collectively, the “Property”) to AGNL for $158,625,566.  On June 13, 2013, we, as tenant, and AGNL Clinic, L.P., a Delaware limited partnership (“AGNL Clinic”), as assignee of AGNL and as landlord, entered into a Lease Agreement (the “Lease Agreement”) pursuant to which we leased the Property back from AGNL Clinic for an initial term of twenty-five years with six successive five-year extensions at our option (with eighteen months’ notice to the landlord of our election to extend).  The Lease Agreement is on a triple net basis and the initial annual aggregate basic rent for both buildings is $10,901,851 with 3% annual increases thereafter during the initial term.  This sale and leaseback transaction evidenced by the Purchase Agreement and the Lease Agreement closed on June 13, 2013.

In 2011, we purchased the Long Beach, California property that consists of two conjoined fourteen-story office towers on approximately five acres of land.  That property houses our corporate headquarters and also Molina Healthcare of California, our California health plan subsidiary.  We acquired the Ohio property in 2012.

The foregoing descriptions of the Purchase Agreement and the Lease Agreement are qualified in their entirety by reference to the full text of the respective agreements.  Copies of the Purchase Agreement and the Lease Agreement will be filed as exhibits to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

On June 17, 2013, we issued a press release regarding the above referenced sale and leaseback transaction.  The full text of the press release is attached as Exhibit 99.1 to this report.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above regarding the Lease Agreement is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued June 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: June 17, 2013	By: /s/ Jeff D. Barlow
Jeff D. Barlow
Sr. Vice President – General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued June 17, 2013.